UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2026

USA Rare Earth, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41711	98-1720278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 W. Airport Road, Stillwater, OK 74075

(Address of Principal Executive Offices) (Zip Code)

(813) 867-6155

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	USAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Chief Executive Officer Transition

On July 19, 2026, USA Rare Earth, Inc. (“USAR” or the “Company”), announced that Barbara Humpton will retire as Chief Executive Officer and as a director of the Company, effective on October 1, 2026 (the “Separation Date”).

In connection with her retirement, Ms. Humpton entered into a retirement agreement with the Company, dated as of July 19, 2026 (the “Retirement Agreement”). Ms. Humpton’s 219,329 restricted stock units that, pursuant to the award’s original terms, are scheduled to vest on October 1, 2026, will vest on such date, and she will receive a pro-rated portion of her 2026 annual bonus in the amount of $500,000 based on the level of performance achieved, in each case, subject to Ms. Humpton’s execution and non-revocation of a general release of claims in favor of the Company, continued employment until the Separation Date and compliance with the other terms of the Retirement Agreement. The Retirement Agreement also includes customary provisions, including non-disparagement, non-solicitation, cooperation in certain matters, return of employer’s property and confidentiality obligations.

Ms. Humpton’s retirement as Chief Executive Officer was not due to any disagreement with the Company or any matter relating to the Company’s operations, policies or practices.

The foregoing description of the Retirement Agreement is qualified in its entirety by the Retirement Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On July 19, 2026, the Company’s Board of Directors (the “Board”) approved appointing Thrasyvoulos Moraitis, age 63, and current CEO of the Serra Verde Group (“Serra Verde”), as Chief Executive Officer of the Company on October 1, 2026, or if later, upon the closing of the previously announced business combination between the Company and Serra Verde (the “Serra Verde Merger” and the later date, the “Joining Date”). Mr. Moraitis was previously announced as the intended President of the Company upon the closing of the Serra Verde Merger and will serve as President of the Company from such closing until October 1, 2026 (if closing occurs sooner). Mr. Moraitis has served as CEO of the Serra Verde Group since January 2023.

Prior to joining Serra Verde, Mr. Moraitis was the co-founder of X2 Resources and served on the Executive Committee of Xstrata, led by CEO Sir Mick Davis, ultimately selling it to Glencore in 2013. At Xstrata he was responsible for strategic development, post-acquisition integration, leadership development, external affairs and investor relations as well as Xstrata’s technology business. While at Xstrata, he was involved in some 40 transactions. Mr. Moraitis began his career in the early 1980s as an engineer on the South African gold mines of General Mining Union Corporation (Gencor), followed by a series of entrepreneurial activities and, prior to joining Xstrata, was a global partner at the Monitor Group, a global advisory and merchant banking group. Mr. Moraitis was previously the Chief Development Officer and a member of the Executive Board of EuroChem Group AG, a global fertilizer company and, prior to this, an Executive Director at Brilliant Planet, a growth company developing a scalable method for producing microalgae for food solutions and carbon sequestration.

In connection with his appointment, Mr. Moraitis entered into agreed terms with the Company on July 19, 2026 (the “CEO Terms”), which will be further memorialized as a side letter to his Employment Letter Agreement (as defined below). Pursuant to the CEO Terms, Mr. Moraitis will serve as Chief Executive Officer of the Company from the Joining Date through December 31, 2028 (or a correspondingly later date if the Serra Verde Merger is delayed) (the “Term”), unless the Term is mutually extended. During the Term, he will receive a base salary of CHF 822,000 per annum. He will be eligible for an annual bonus of 166% of his current base salary with Serra Verde, pro-rated for the period from the beginning of 2026 to the Joining Date, and an annual bonus with a target opportunity of 100% of base salary and a maximum of 200% of base salary, pro-rated for the period from the Joining Date until the end of 2026. In respect of the remainder of 2026 and 2027, he will also receive an award of restricted stock units with a value of $5 million (reflecting an annual value of $4 million) to be granted on or shortly after the Joining Date. The award will vest in equal annual installments over a three-year period from the grant date, subject to his continued employment, generally subject to acceleration on “Separation from Service” (as defined in Section 409A of the US Internal Revenue Code) on or after age 65 or as a “Good Leaver” (as defined in his existing employment agreement with Serra Verde). He will not receive any additional equity grants in 2027.

In furtherance of Mr. Moraitis’s recruitment and to incentivize him to lead and remain with the Company during this critical stage of the Company’s development, Mr. Moraitis will receive an “inducement award,” consisting of (i) restricted stock units with a value of $1.5 million vesting in equal annual installments over two years, subject to his continued employment, with acceleration on Separation from Service on or after age 65, or as a Good Leaver, and (ii) performance stock units with a target value of $6.5 million vesting on December 31, 2028 subject to the achievement of meaningful financial, operational and strategic milestones and his continued employment, with acceleration on Separation from Service on or after age 65, as a Good Leaver or due to death or disability, provided the Board determines that the milestones are achieved.

In addition, in lieu of certain Good Leaver benefits provided for in his employment agreement that he has agreed to forfeit, he will receive a “make-whole” award of restricted stock units with a value of $4 million, 50% of which will be settled on his Separation from Service on or after age 65 (or if earlier as a Good Leaver), and the remaining 50% on the one-year anniversary of Separation from Service. Mr. Moraitis will be entitled to a prorated bonus and certain continued medical benefits upon certain terminations, but he will not be entitled to any additional severance benefits, other than a four-month notice period (or pay in lieu thereof) in accordance with Swiss law. Mr. Moraitis will receive reasonable tax planning support, and up to $10,000 for legal fees incurred in connection with the negotiation of the CEO Terms and the side letter.

The CEO Terms supplement the letter agreement entered into on April 19, 2026 which, as described in the Company’s preliminary proxy statement relating to the Serra Verde Merger filed on May 13, 2026, as supplemented on June 15, 2026 and July 16, 2026 and as may be further supplemented or amended from time to time, amends Mr. Moraitis’s pre-existing employment agreement with Serra Verde, both of which will remain in effect, save as amended by the CEO Terms (the employment agreement as in effect prior to the CEO Terms, “Employment Letter Agreement”).

The foregoing description of the CEO Terms is qualified in its entirety by reference to the intended new side letter with Mr. Moraitis, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2026.

There are no family relationships between Mr. Moraitis and any Company director or executive officer, and except as otherwise described herein there are no arrangements or understandings between Mr. Moraitis and any other person pursuant to which he was selected as an officer. Except as otherwise described herein, Mr. Moraitis is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

Appointment of Executive Chair

On July 19, 2026, the Board appointed Michael Blitzer, age 49, as the Executive Chair of the Board (the “Executive Chair”) to keep the Board and management closely aligned on the Company’s growth strategy, operating priority and delivery against key milestones, to support the Company’s ongoing strategic transactions, including the Serra Verde Merger, proposed transactions with Carester SAS, a French société par actions simplifiée, (“Carester”) and Texas Mineral Resources Corp., a Delaware corporation, to support the leadership changes disclosed in this Current Report on Form 8-K and to reflect the central role he plays in setting the Company’s strategic direction, anchoring its vision to build a global mine-to-magnet value chain and identifying organic and inorganic growth opportunities.

Mr. Blitzer has served as Chairman of the Board of the Company since March 2023. He served as CEO of Inflection Point Acquisition Corp. II from March 2023 until March 2025. Mr. Blitzer currently serves on the board of directors of Intuitive Machines, Inc. and Merlin Labs, Inc. He has served as the Chairman and CEO of Inflection Point Acquisition Corp. III since October 2024, as the Chairman and CEO of Inflection Point Acquisition Corp. V since September 2025, as the Chairman of Inflection Point Acquisition Corp. VI since December 2025, and as the Chairman and CEO of Inflection Point Asset Management since 2024. Previously, Mr. Blitzer was the founder and CEO of Kingstown Capital Management from 2004 until 2021. Mr. Blitzer began his Wall Street career at J.P. Morgan Securities in 1999 advising companies globally in private debt and equity capital raises followed by work at the investment fund Gotham Asset Management.

In connection with the appointment of Mr. Blitzer as the Executive Chair, Mr. Blitzer resigned from his roles as a member of the Compensation Committee and the Nominating and Governance Committee.

In connection with his appointment, Mr. Blitzer entered into an agreement dated July 19, 2026 (the “Executive Chair Agreement”). Under the terms of the Executive Chair Agreement, Mr. Blitzer will receive an annual cash retainer of $170,000 and annual grants of restricted stock units with a value of $2.53 million which will vest in equal annual installments over a three-year period, with the value of the first such annual award pro-rated to reflect the period remaining until the Company’s 2027 annual meeting of stockholders (and reduced by the restricted stock units he already received for the current year), resulting in a grant of 133,353 restricted stock units in the first grant. In addition, he received a one-time grant of 31,427 restricted stock units in recognition of his central role in setting the Company’s strategic direction. The vesting of the restricted stock units is subject to his continued services as Executive Chair, subject to acceleration on termination without cause or resignation for good reason or if he is not reappointed at the 2027 or 2028 annual meeting (unless he voluntarily decides not to be reappointed) or on the date of the 2029 annual meeting if the term is not extended). The first annual award and the one-time award were granted on July 19, 2026. Mr. Blitzer will not receive any additional cash or equity compensation under the Company’s Non-Employee Director Compensation Policy. The foregoing description of the Executive Chair Agreement is qualified in its entirety by the Executive Chair Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

There are no family relationships between Mr. Blitzer and any Company director or executive officer, and no arrangements or understandings between Mr. Blitzer and any other person pursuant to which he was selected as an officer. Except as disclosed in the Company’s definitive proxy statement filed on April 23, 2026 under the heading “Transactions with Related Persons,” which description is incorporated herein by reference, or as set forth in the Amended and Restated Lockup Agreement between the Company, Mr. Blitzer and Ms. Humpton, dated June 3, 2026, and filed as Exhibit 10.3 of this Current Report on Form 8-K, Mr. Blitzer is not a party to any transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

Cautionary Note Regarding Forward-Looking Statements

This report, including the exhibits filed hereto, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include those relating to our financing arrangement with the U.S. Department of Commerce (the “DOC”), the proposed acquisition of Serra Verde, our business plans, strategy, goals and prospects, our plans for and prospects of our other acquisitions, investments and other business development activities, including the announced Carester and TMRC transactions and other statements regarding USAR’s expectations for future development, operations, strategies, transactions and financial performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “growth,” “intend,” “may,” “might,” “plan,” “potential,” “project,” “propose,” “should,” “target,” “vision,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements are subject to risks and uncertainties and potentially inaccurate assumptions that could cause actual results to differ materially from our expectations, including without limitation: risks that the proposed transactions with Serra Verde, Carester and TMRC may not be consummated on their anticipated timelines or at all; we may not realize the anticipated benefits of our proposed and prior acquisitions, including expected synergies, financial performance, estimated earnings before interest, taxes, depreciation and amortization and, in the case of Serra Verde, integration of operations, on the anticipated timeline or at all; the ability of our magnet manufacturing facility in Stillwater, Oklahoma (the “Stillwater facility”) or other future magnet manufacturing facilities to commence commercial operations on the timing and with the production capacity anticipated or at all; our limited operating history; our ability to commercially extract minerals from the Round Top deposit in Texas on our anticipated timeline or at all; risks that we may experience delays, unforeseen expenses, increased capital costs, and other complications in operating our business; our ability to raise necessary capital on acceptable terms or at all; potential dilution to existing stockholders and adverse effect on our stock price if we issue additional common stock or equity-linked securities; the volatility of our stock price; our ability to satisfy project milestones and other conditions to disbursement under our financing arrangement with the DOC on the anticipated timeline or at all; our dependence on continued governmental support for the DOC financing transactions, which remains subject to changes in laws, regulations, administrations and appropriations; extensive affirmative and negative covenants, domestic content and national security guardrail provisions and ongoing reporting obligations in the DOC financing agreements that restrict our operational and financial flexibility; the risk that defaults under the DOC funding agreements could trigger cross-defaults across our financing arrangements; the impact of the DOC’s equity interest in us on our ability to pursue strategic transactions and on our relationships with customers, suppliers, partners and other counterparties; the availability of rare earth oxide, metal feedstock and other materials, utilities (including power and water) and equipment in quantities and prices that allow us to develop and commercially operate our Stillwater facility and other facilities; our ability to meet individual customer specifications and manufacture a consistently high quality product; fluctuations in demand for and prices of our products, including without limitation as a result of dumping, predatory pricing and other tactics by our competitors or state actors or the overall competitive environment; our ability to achieve positive cash flow or profitability or the ability to access cash flow within our corporate structure due to restrictions contained in our financing agreements; our ability to convert current commercial discussions and/or memorandums of understanding with customers for the sale of our neo magnets and other products into definitive orders; geopolitical developments or disruptions, such as changes in the political environment, export/import or environmental policy of the People’s Republic of China, the United States or other countries in which we operate or sell products or otherwise; war, terrorism, natural disasters or public health emergencies; our ability to retain or recruit key personnel; environmental, health and safety regulations; and our ability to comply with requirements for federal, state and local government incentives and financing.

Additional risks and detailed information regarding factors that may cause actual results to differ materially has been and will be included in our filings with the SEC. Any forward-looking statements speak only as of the date of this report (or such other date as is specified in such statements), and USAR undertakes no obligation to update any forward-looking statements as a result of new information or future events or developments, except to the extent required by law.

Additional Information and Where to Find It

In connection with the Serra Verde Merger, USAR filed the Preliminary Proxy Statement and, following SEC review, intends to file a definitive proxy statement (together with any amendments or supplements thereto, the “Proxy Statement”), to be distributed to USAR’s stockholders in connection with USAR’s solicitation of proxies for the vote by USAR’s stockholders with respect to the issuance of USAR common stock as merger consideration and other matters described in the Proxy Statement. SVRE’s shareholders approved the merger by written consent which was delivered concurrently with the signing of the merger agreement and will not receive a proxy statement or prospectus. USAR also plans to file with or furnish to the SEC other relevant documents regarding the Serra Verde Merger. After SEC review of the preliminary proxy statement is completed, the definitive Proxy Statement will be mailed to stockholders of USAR. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH OR FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents containing important information about USAR and the Serra Verde Merger, once such documents are filed with or furnished to the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with or furnished to the SEC by USAR will be available free of charge on USAR’s website at investors.usare.com or by contacting USAR’s Investor Relations department by email at IR@usare.com. The information included on, or accessible through, USAR’s website is not incorporated by reference into this communication.

Participants in the Solicitation

USAR and certain of its directors and executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies in respect of the Serra Verde Merger.

Information about the directors and executive officers of USAR, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in USAR’s Preliminary Proxy Statement. Any changes in the holdings of USAR’s securities by USAR’s directors or executive officers from the amounts described in the Preliminary Proxy Statement will be reflected in Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”) subsequently filed with the SEC and available at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Proxy Statement when available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval on the Serra Verde Merger or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or pursuant to an applicable exemption therefrom.

Item 7.01 Regulation FD Disclosure

On July 20, 2026, the Company issued a press release announcing Ms. Humpton’s anticipated retirement, Mr. Moraitis’ intended appointment as Chief Executive Officer and Mr. Blitzer’s appointment as Executive Chair. A copy of the press release is furnished herewith as Exhibit 99.1. Ms. Humpton and Mr. Moraitis each sent communications to the Company’s employees regarding the leadership transition, furnished herewith as Exhibits 99.2 and 99.3, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1#	Retirement Agreement dated July 19, 2026 by and between USA Rare Earth, Inc. and Barbara Humpton.
10.2#	Executive Chair Agreement dated July 19, 2026 by and between USA Rare Earth, Inc. and Michael Blitzer.
10.3+	Amended and Restated Lockup Agreement dated June 3, 2026.
99.1	Press Release dated July 20, 2026, entitled USA Rare Earth Announces Leadership Transition.
99.2	Leadership Transition Employee Note dated July 20, 2026, by Barbara Humpton.
99.3	Leadership Transition Employee Note dated July 20, 2026, by Thrasyvoulos Moraitis.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#	This document has been identified as a management contract or compensatory plan or arrangement.
+	Certain provisions and terms of this Exhibit have been redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K because the Company customarily and actually treats that information as private or confidential and the omitted information is not material. The Company will supplementally provide a copy of an unredacted copy of this exhibit to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2026

USA RARE EARTH, INC.

By:	/s/ Valerie Ford Jacob
	Name:	Valerie Ford Jacob
	Title:	Chief Legal Officer